UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  June 10, 2021

Assure Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-251829	82-2726719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 South Ulster Street, Suite 1225 Denver, CO	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 720-287-3093

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Definitive Material Agreement.

On June 10, 2021, Assure Holdings Corp. (“Assure”) entered into definitive agreements to secure a credit facility under the terms of a commitment letter dated March 8, 2021 (the “Commitment Letter”) with Centurion Financial Trust, an investment trust formed by Centurion Asset Management Inc. (“Centurion”).  Under the terms of the Commitment Letter, Assure issued a Debenture to Centurion, dated June 9, 2021 (the “Debenture”), with a maturity date of June 9, 2025 (the “Maturity Date”), in the principal amount of US$11,000,000 related to a credit facility comprised of a US$6,000,000 senior term loan (the “Senior Term Loan”), a US$2,000,000 senior revolving loan (the “Senior Revolving Loan”) and a US$3,000,000 senior term acquisition line (the “Senior Term Acquisition Line” and together with the Senior Term Loan and the Senior Revolving Loan, the “Credit Facility”).  The Senior Term Acquisition Line will be made available to the Company to fund future acquisitions, subject to certain conditions and approvals of Centurion.  The Credit Facility will mature in 48 months.

The Credit Facility is guaranteed by certain Assure subsidiaries, which include Assure Holding Inc., Assure Neuromonitoring, LLC, Assure Networks, LLC, Assure Neuromonitoring Colorado, LLC, Assure Neuromonitoring Louisiana, LLC, Assure Neuromonitoring Michigan, LLC, Assure Neuromonitoring Pennsylvania, LLC, Assure Neuromonitoring Texas, LLC, Assure Neuromonitoring Texas Holdings, LLC, DNS Louisiana, LLC, Assure Neuromonitoring Arizona, LLC, Assure Neuromonitoring Minnesota, LLC, Assure Neuromonitoring Nevada, LLC, Assure Neuromonitoring South Carolina, LLC, and DNS Professional Reading, LLC (collectively, “Subsidiaries”), under the terms of a Guarantee and Indemnity dated June 9, 2021 (the “Guarantee”), and secured by a first ranking security interest in all of the present and future assets of Assure and the Subsidiaries under the terms of a General Security Agreement dated June 9, 2021 (the “Security Agreement”), and assignment of material contracts dated June 9, 2021 (the “Contract Assignment” and together with the Commitment Letter, Debenture, Guarantee and Security Agreement, the “Loan Documents”).

A copies of the Loan Documents are attached hereto as Exhibit 10.1 (Commitment Letter), 10.2 (Debenture). 10.3 (Guarantee), 10.4 (Security Agreement) and 10.5 (Contract Assignment) and incorporated herein by reference.  The description of the Loan Documents are qualified by reference to the exhibits filed herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Credit Facility

Under the terms of the Commitment Letter, Assure issued the Debenture to Centurion, dated June 9, 2021, in connection with the Credit Facility in the principal amount of US$11,000,000, comprised of a US$6,000,000 Senior Term Loan, a US$2,000,000 Senior Revolving Loan, and a US$3,000,000 Senior Term Acquisition Line.  The principal amount of the Debenture drawn and outstanding from time to time shall bear interest both before and after maturity, default and judgment from the date hereof to the date of repayment in full at the rate of the greater of 9.50% or the Royal Bank of Canada Prime Rate plus 7.05% per annum calculated and compounded monthly in arrears and payable on the first Business Day of each month during which any Obligations are outstanding, the first of such payments being due July 2, 2021 for the period from the Advance to the date of payment, and thereafter monthly.  The difference between the Commitment and the amount of the Loan outstanding from time to time shall bear a standby charge, for the period between June , 2021 and the end of the availability period, in the amount of 1.50% per annum calculated and compounded monthly in arrears and payable on the first Business Day of each month during which any amount of the Commitment remains available and undrawn, the first of such payments being due July 2, 2021.  Interest on overdue interest shall be calculated and payable at the same rate plus 3% per annum.

With respect to the Senior Revolving Loan, Assure may prepay advances outstanding thereunder from time to time, with not less than 10 Business Days prior written notice of the prepayment date and the amount, in the minimum amount of $250,000. Any amount of the Senior Revolving Loan prepaid may be re-advanced.  With respect to the Term Loans, Assure may prepay the Advances outstanding thereunder, without penalty or bonus, in an amount not to exceed 25% of the aggregate of all Advances then outstanding under the Term Loans, on each anniversary date of the first Advance made hereunder, provided in each case with not less than 30 days written notice of the Corporation's intention to prepay on such anniversary date and the proposed prepayment amount. Any prepayments to the Term Loans other than those permitted in the immediately preceding sentence may only be made on 30 days prior written notice of the prepayment date and the amount, and are subject to the Corporation paying on such prepayment date a prepayment charge equal to the lesser of (i) twelve (12) months interest and (ii) interest for the months remaining from the prepayment date to the Maturity Date, on the amount prepaid at the interest rate in effect on the applicable Term Loan as of the date of prepayment. Any amount of the Term Loan prepaid may not be re-advanced.

The Credit Facility is guaranteed by the Subsidiaries under the terms of the Guarantee and secured by a first ranking security interest in all of the present and future assets of Assure and the Subsidiaries under the terms of the Security Agreement.

Assure paid Centurion on first Advance of the Loan a commitment fee of 2.25%, being US$247,500, made by withholding from the first Advance.

A copies of the Loan Documents are attached hereto as Exhibit 10.1 (Commitment Letter), 10.2 (Debenture). 10.3 (Guarantee), 10.4 (Security Agreement) and 10.5 (Contract Assignment) and incorporated herein by reference.  The description of the Loan Documents are qualified by reference to the exhibits filed herein.

Warrant Fee

In addition, Assure issued Centurion an aggregate of 1,375,000 non-transferrable common share purchase warrants.  Each Warrant entitles Centurion to acquire one common share in the capital of Assure, at an exercise price equal to US$1.51 (representing the closing price of Assure’s common shares as of the close of business on June 9, 2021 and multiplied by the Bank of Canada’s daily exchange rate on June 9, 2021) for a term of 48 months. The Warrants and underlying common shares are subject to applicable hold periods under U.S. securities laws.

Item 9.01  Exhibits

Exhibit No.Name

10.1Commitment Letter dated March 8, 2021

10.2Debenture dated June 9, 2021

10.3Guarantee dated June 9, 2021

10.4Security Agreement dated June 9, 2021

10.5Contract Assignment dated June 9, 2021

10.6Form of Warrant

104Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURE HOLDINGS CORP.

Date: June 16, 2021	By:	/s/ John Price
	Name:	John Price
	Title:	Chief Financial Officer